CONTENTS

Report of Independent Registered Public Accounting Firm – 2008

Balance Sheet at December 31, 2008

Statement of Operations for the year ended December 31, 2008

Statement of Stockholders' Deficit for the year ended December 31, 2008

Statements of Cash Flows for the year ended December 31, 2008

Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Shrink Technologies, Inc.
Carlsbad, California

We have audited the accompanying balance sheet of Shrink Technologies, Inc (a development stage company) as of December 31, 2008, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended and from January 15, 2008 (inception). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shrink Technologies, Inc. as of December 31, 2008 and the results of its operations and cash flows for the year then ended and from January 15, 2008 (inception) through December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered losses from operations and is dependent on financing to continue operations, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chisholm, Bierwolf, Nilson & Morrill
Chisholm, Bierwolf, Nilson & Morrill, LLC
Bountiful, UT
February 19, 2009

Shrink Technologies, Inc
(A Development Stage Company)
BALANCE SHEET

December 31,
ASSETS	2008

Current assets
Cash	$37,939
Total current assets	37,939

Fixed Assets	-

TOTAL ASSETS	$37,939

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$35,338
Current portion of Convertible Debt – Related party	45,547
Total current liabilities	80,885

Long term liabilities
Long term portion of Convertible Debt – Related party	45,547
Total long term liabilities	45,547

TOTAL LIABILITIES	126,432

COMMITMENTS (See Note 4)	-

STOCKHOLDERS' DEFICIT
Common stock, 100,000 shares authorized, $0.001 par value
100 shares issued and outstanding as of December 31, 2008	-
Additional paid-in capital	1
Deficit accumulated during the development stage	(88,493)
TOTAL STOCKHOLDERS' DEFICIT	(88,492)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$37,939

The accompanying notes are an integral part of these financial statements

Shrink Technologies, Inc
( A Development Stage Company)
STATEMENTS OF OPERATIONS

	For the Year Ended	From Inception
		January 15, 2008
	December 31,	through December 31,
	2008	2008
Revenues
Sales	$-	$-
Total revenues	-	-

Expenses
Merced Development Costs	79,958	79,958
General and administrative	8,535	8,535
Total operating expenses	88,493	88,493

Loss from operations	(88,493)	(88,493)

Net Loss before Income Tax	(88,493)	(88,493)
Income Tax	-	-

NET LOSS	$(88,493)	$(88,493)

Basic and diluted loss
per common share	$(884.93)	$(884.93)

Weighted average common
shares outstanding	100	100

The accompanying notes are an integral part of these financial statements

Shrink Technologies, Inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' DEFICIT
For the period January 15, 2008 date of inception through December 31, 2008

	Common Stock		Additional		Deficit Accumulated	Total
		Par	Paid-in		During	Stockholders'
	Shares	Value	Capital		Development Stage	Deficit

Issuance of founder shares	100	$-	$1	$		$1

Net Loss for the year ended
December 31, 2008					(88,493)	(88,493)

Balance December 31, 2008	100	$-	$1		$(88,493)	$(88,492)

The accompanying notes are an integral part of these financial statements

Shrink Technologies, Inc
( A Development Stage Company)
STATEMENTS OF CASH FLOWS

	For the Year Ended	From Inception
		January 15, 2008
	December 31,	through December 31,
	2008	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(88,493)	$(88,493)
Adjustments to reconcile net loss to net
cash used in operating activities:

Changes in operating assets and liabilities:
Increase in accounts payable	35,338	35,338

NET CASH USED IN OPERATING ACTIVITIES	(53,156)	(53,156)

CASH FLOWS FROM INVESTING ACTIVITIES

NET CASH USED IN INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible debentures – related party	91,094	91,094
Contributions from founder	1	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	91,095	91,095

NET CHANGE IN CASH	37,939	37,939

CASH BALANCES
Beginning of period	-	-

End of period	$37,939	$37,939

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Interest paid	$-	$-
Income taxes paid	-	-

The accompanying notes are an integral part of these financial statements

Shrink Technologies, Inc.
(A Development Stage Company)
Notes to the Financial Statements
For the year ended December 31, 2008

NOTE 1. ORGANIZATION

Shrink Technologies, Inc. (“the Company”) was incorporated in the state of California on January 15, 2008.
The Company has designed a novel approach to the ultra-rapid direct patterning of complex, even 3-D, microchips, circumventing the high capital investment costs and laborious processing steps traditionally associated with microfabrication.

The Company provides a means to obviate the high-tooling costs of microfabrication by introducing a revolutionary approach to ultra-rapidly manufactured biotechnology and high-technology chips. Leveraging the inherent shrinkage property of pre-stressed transparent polystyrene sheets, the Company creates features on this substrate that retract isotropically to a fraction of their original size upon heating. This enables us to rapidly fabricate: (i) microfluidic molds, similar to those traditionally made in silicon, for soft lithography; as well as (ii) complex chips by directly patterning the sheets. With the patterning of various metals, we can create chips for a wide variety of applications, from chips for point of care diagnostics to batteries to inexpensive chips for solar cell technology. Because the patterned features shrink upon heating, we do not need the high-resolution printing otherwise required to achieve such fine features. This saves costs by eliminating the need for hundreds of thousands of dollars worth of cleanroom equipment

NOTE 2. SUMMARY OF ACCOUNTING POLICIES

Accounting Method

The financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

Going Concern Considerations

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  Because of the recurring operating losses, no revenues and the excess of current liabilities over current assets, there is substantial doubt about the Company’s ability to continue as a going concern.   The Company’s continuation as a going concern is dependent on attaining profitable operations, and obtaining additional outside financing.  The Company has funded losses from operations primarily from the issuance of debt.  The Company believes that the issuance of debt will continue to fund operating losses in the short-term until the Company can generate revenues sufficient to fund its operations.

Provision for Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, using the liability method.  The estimated future tax effect of differences between the basis in assets and liabilities for tax and accounting purposes is accounted for as deferred taxes.  In accordance with the provisions of SFAS No. 109, a valuation allowance would be established to reduce deferred tax assets if it were more likely than not that all or some portion of such deferred tax assets would not be realized.  A full allowance against deferred tax assets was provided as of December 31, 2008.

We account for income taxes according to the provisions of SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). SFAS 109 requires recognition of deferred tax assets and liabilities to reflect the expected future tax consequences of temporary differences between the financial statement and tax basis of assets and liabilities.

The components of income tax expense are as follows:

2008
Federal taxes	-
State taxes	-
Benefit of utilization of operating loss carryforward	(30,088)
Change in Valuation Allowance	30,088
Income Tax Expense	-

As of December 31, 2008, we had a NOL carryforward of $ 88,493. These NOL carryforwards begin to expire in the year 2028.

Deferred tax assets and the valuation account are as follows at December 31, 2008:

2008
NOL Carryforward	30,088
Valuation Allowance	(30,088)
Net deferred tax assets	-

Basic Net Loss per Share of Common Stock

In accordance with Financial Accounting Standards No. 128, “Earnings per Share,” basic net loss per common share is based on the weighted average number of shares outstanding during the periods presented.  Diluted earnings per share are computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period.  There is a total of $91,094 in convertible debt currently outstanding, which are convertible into common stock at $45,547 per share, the common stock equivalents resulting from the issuance of these stock options have not been included in the per share calculations because such inclusion would be anti-dilutive.

December 31,
2008

Numerator – (loss)	$ (88,493)
Denominator – weighted average
number of shares outstanding	100
Loss per share	$ (884.93)

Fair value of financial instruments

The fair value of the Company’s cash and cash equivalents, receivables, accounts payable, accrued liabilities and capital lease obligations approximate carrying value based on their effective interest rates compared to current market prices.

Research and Development

In accordance with SFAS 2 Accounting for Research and Development Costs, the company expenses all costs related to research and development as they are incurred.  During the year ended December 31, 2008 the Company incurred $79,958 in research and development costs.

Recent Accounting Pronouncements

In March 2008, the FSAB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.”  SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  We do not anticipate a material impact upon adoption.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles." SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP. The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SEC's approval of PCAOB Auditing Standard No. 6, Evaluating Consistency of Financial Statements (AS/6). The adoption of FASB 162 is not expected to have a material impact on the Company's financial position.

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60." Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises. This results in inconsistencies in the recognition and measurement of claim liabilities. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The adoption of FASB 163 is not expected to have a material impact on the Company's financial position.

NOTE 3.  DEVELOPMENT STAGE COMPANY

The Company is a development stage company as defined in Financial Standards Board Statement No. 7.  It is concentrating substantially all of its efforts in raising capital and developing its business operations.  The company is currently unable to estimate the length of time necessary to initiate operations that will generate revenue.

NOTE 4.  COMMITMENTS/AGREEMENTS

The intellectual property and patent rights to our proprietary technology are owned by the Regents of the University of California, Merced (“the Regents”).  On June 16, 2008, Shrink Technologies, Inc (“Shrink”), entered into an agreement (“the Option Agreement”) with the Regents.  Parallel to the Option Agreement, Shrink entered into another agreement (“the Research Agreement”) with the University of California, Merced (“UCM”).

The Option Agreement provides Shrink with the exclusive right to license two patent pending inventions (the “Regents Inventions”), and requires Shrink to make annual payments to the Regents as well as royalty payments on any products that are commercialized which are based on the Regents Inventions.  Shrink’s rights under the Option Agreement require customary measures of performance on the part of Shrink in terms of patent cost maintenance and other payments of costs associated with the Regents Inventions.  With respect to the Option Agreement, Shrink’s rights are broad in terms of the potential access Shrink has to use the Regents Inventions in products, and services and many of the key economic terms of a future license, should Shrink exercise it’s rights under the Option Agreement, are agreed to in the Option Agreement.

The Research Agreement commits Shrink to fund research based on the Regents Inventions at UCM up to the amount of $640,935 in accordance with a planned budget.  The Research Agreement provides Shrink with an exclusive right to license all technology that is discovered from the monies funded to UCM through the Research Agreement (the “Derivative IP”).  To the extent that Shrink exercises its rights under the Research Agreement, Shrink will be required to make customary annual payments to the Regents, who shall be the owners of any Derivative IP, as well as royalty payments as any commercialization of such Derivative IP occurs.   Earned royalties to be paid to UCM shall be from 1-5% of the net sale of product to end users.  An upfront fee will be paid to UCM in the range of $15,000 - $30,000 that is commensurate with the value of the technology covered by patent rights claiming the elected invention.  Following the first commercial sale, Shrink will pay minimum annual royalties of $15,000 which will be creditable against earned royalties that are owed to UCM during the same calendar year.

Shrink shall reimburse UCM on a quarterly basis for all direct and indirect cost incurred in connection with the research.  These funds will be used to fund researchers’ salaries, equipment, materials, supplies, and other miscellaneous expenses incurred by UCM.  In accordance with the planned budget, these expenses are expected to be incurred by Shrink as follows:

Amount
2008	$ 79,958
2009	161,969
2010	158,324
2011	158,528
2012	82,156
Total	$ 640,935

As of December 31, 2008, Shrink has not exercised any of its rights to license either the Regents Inventions or any Derivative IP.

NOTE 5.  CONVERTIBLE DEBENTURE – RELATED PARTY

In accordance with Emerging Issues Task Force No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, we recognize the advantageous value of conversion rights attached to convertible debt. The beneficial value is calculated as the intrinsic value (the market value of the stock at the commitment date in excess of the conversion rate) of the beneficial conversion feature of debentures and related accruing interest is recorded as a discount to the related debt and an addition to additional paid in capital. The discount is amortized over the remaining outstanding period of related debt using the interest method.

On December 31, 2008 a $91,094 15% Convertible Debenture was issued to the Noctua Fund, LP, a related party, in exchange of cash and accrued liabilities totaling $91,094; the note maturity date is December 31, 2010.  Starting on the 3rd month following the issuance date and continuing thereafter every three months Shrink Technologies, Inc. is required to pay 1/8th of the original principal amount of the note plus any accrued interest that has not been paid.  It is convertible into common stock at the price of $45,547 per share.  At the time of the note agreement date, there was no determinable stock value, therefore there is no beneficial conversion feature that applies to this debenture.

The Noctua Fund, LP is managed by the Noctua Fund Manager, LLC.  Mark Baum, Shrink’s president, is also a managing member of the Noctua Fund Manager, LLC.  As of December 31, 2008 no payments have been made to the Noctua Fund, LP.

Future minimum principal payments on convertible debt are as follows:

Amount
2009	$ 45,547
2010	45,547
Total	$ 91,094

NOTE 6.  EQUITY TRANSACTIONS

During January 2008, the Company issued 100 shares of common stock to its founder Marshall Khine for $1.

NOTE 7.  CAPITAL STRUCTURE

The stockholders' equity section of the Company contains the following classes of capital stock as of December 31, 2008:

Common stock, $0.001 par value; 100,000 shares authorized: 100 shares issued and outstanding.